SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant     X
                          ---------
  Filed by a Party other than the Registrant
                                             ------

  Check the appropriate box:

          Preliminary Proxy Statement      -----  Confidential, For Use of the
 ------                                           Commission Only (as
    X     Definitive Proxy Statement              permitted by Rule 14a-6(e)(2))
 ------
          Definitive Additional Materials
 ------
          Soliciting Material Under Rule 14a-12
 ------

                            CPI AEROSTRUCTURES, INC,
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X     No fee required.
 ------
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 ------

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

(5)      Total fee paid:

         -----------------------------------------------------------------------

         Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

         -----------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

(3)      Filing Party:

         -----------------------------------------------------------------------

(4)      Date Filed:

         -----------------------------------------------------------------------

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717
                                 (631) 586-5200


                    Notice of Annual Meeting of Shareholders
                        to be held on September 18, 2002



To the Shareholders of CPI Aerostructures, Inc.:

         You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at our executive offices located at 200A Executive Drive, Edgewood, New York 11717, on Wednesday, September 18, 2002, at 10:00 a.m., to consider and act upon the following matters:

         o To elect one Class I director to serve for the ensuing three-year period until his successor is elected and qualified; and

         o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

         Only shareholders of record at the close of business on August 9, 2002 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                           By Order of the Board of Directors


                                           Edward J. Fred, Secretary

Edgewood, New York
August 12, 2002

                            CPI AEROSTRUCTURES, INC.

                                 Proxy Statement


                         Annual Meeting of Shareholders
                        to be held on September 18, 2002
                                   ----------

         This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at our principal executive offices located at 200A Executive Drive, Edgewood, New York 11717, on Wednesday, September 18, 2002, at 10:00 a.m., and at any and all postponements or adjournments.

         This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2001 are being mailed on or about August 12, 2002 to shareholders of record on August 9, 2002. We are bearing all costs of this solicitation.

What matters am I voting on?

         You are being asked to vote on:

         o the election of one Class I director to serve for the ensuing three-year period and until his successor is elected and qualified; and

         o any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

         Holders of our common stock as of the close of business on August 9, 2002, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 2,734,668 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

         Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominees listed below under Proposal 1.

         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

         You may revoke your proxy at any time before it is exercised by:

         o delivering written notification of your revocation to our secretary;

         o        voting in person at the meeting; or

         o        delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

         A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of the election of directors?

         The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor.

How do I vote?

         You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to American Stock Transfer & Trust Co. at (718) 234-2287 (phone: (718) 921-8278).

Security Ownership of Certain Beneficial Owners and Management

         The table and accompanying footnotes on the following pages set forth certain information as of August 9, 2002, with respect to the ownership of our common stock by: (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2001, and (iv) all of our directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options. Accordingly, shares of common stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of August 9, 2002 have been included in the following table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons listed below.


Name and Address                      Shares                   Percent of
of Beneficial Owner           Beneficially Owned(1)          Common Stock(2)
-------------------           ----------------------         ---------------

Arthur August (3)                 838,518   (4)                   25.7%

Edward J. Fred (3)                401,768   (5)                   12.8%

Walter Paulick (3)                 11,667   (6)                     *

Kenneth McSweeney (3)              11,667   (7)                     *

Timothy Stone (3)                  30,000   (8)                    1.1%

Daniel Liguori (9)                333,334   (10)                  10.9%

All Directors and               1,293,620   (11)                  34.7%
Executive Officers
as a group (five persons)

*        Less than 1%.

(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws, where applicable.

(2)      Based on 2,734,668 shares issued and outstanding.

(3) The business address of such person is care of the CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717.

(4) Includes 533,334 shares of common stock, which Mr. August has the right to acquire upon exercise of options. Excludes an aggregate of 43,333 shares of common stock owned by Mr. August's children or held in trust for Mr. August's grandchildren, and 3,000 shares of common stock owned by Mr. August's wife, all of which shares Mr. August disclaims beneficial ownership.

(5) Includes 401,668 shares of common stock which Mr. Fred has the right to acquire upon exercise of options.

(6) Represents 11,667 shares of common stock which Mr. Paulick has the right to acquire upon exercise of options.

(7) Represents 11,667 shares of common stock which Mr. McSweeney has the right to acquire upon exercise of options.

(8) Represents 30,000 shares of common stock which Mr. Stone has the right to acquire upon exercise of options.

(9)      Mr. Liguori's address is 1001 Bay Road, #210C, Vero Beach, Florida
         32963.

(10) Represents 333,334 shares of common stock which Mr. Liguori has the right to acquire by converting the promissory note he received in connection with our purchase of Kolar Machine, Inc.

(11) Includes an aggregate of 988,336 shares of common stock which Messrs. August, Fred, Paulick, McSweeney and Stone have the right to acquire upon exercise of outstanding options and conversion rights.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

         Our board of directors is divided into three classes with only one class of directors being elected in each year. The term of office of the first class of directors (Class I), presently consisting of Kenneth McSweeney, will expire at this year's annual meeting. The term of office of the second class of directors (Class II), presently consisting of Walter Paulick, will expire at our annual meeting in 2003. The term of office of the third class of directors (Class III), presently consisting of Arthur August and Edward J. Fred, will expire at our annual meeting in 2004. If elected, Mr. McSweeney will serve for a term of three years. To be elected, Mr. McSweeney must receive a plurality of the votes cast at the meeting.

         Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Mr. McSweeney. Our management has no reason to believe that Mr. McSweeney will not be a candidates or will be unable to serve. However, if either should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominee and Executive Officers

         Set forth below is certain information concerning each of our directors and executive officers:


Name                           Age        Position

Arthur August...............    67        Chairman of the Board of Directors,
                                          Chief Executive Officer and Director

Edward J. Fred..............    43        President, Chief Financial Officer,
                                          Secretary and Director

Walter Paulick..............    55        Director

Kenneth McSweeney...........    70        Director

         Arthur August, one of our founders, has been the chairman of the board, chief executive officer and a director since January 1980 and was our president until December 31, 2001. From 1956 to 1979, Mr. August was employed by Northrop Grumman Corporation, an aerospace products manufacturer, where he last held the position of deputy director. Mr. August holds a degree in Aeronautical Engineering from the Academy of Aeronautics (1956), a B.S. degree in Industrial Management from C. W. Post College (1963), a Masters degree in Engineering from New York University (1965) and is a graduate of the Program for Management Development at the Harvard Graduate School of Business (1977).

         Edward J. Fred has been our secretary and a director effective December 31, 1998. Mr. Fred was appointed to the position of president on January 1, 2002. He was our controller from February 1995 to April 1998, when he was appointed as chief financial officer. He was executive vice president from May 1, 2000 until December 31, 2001. For approximately ten years prior to joining our company, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller.

         Walter Paulick has been a director of ours since April 1992. Mr. Paulick is currently a self-employed financial consultant. From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president. From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A.

         Kenneth McSweeney has been a director of ours since February 1998. He has provided various consulting services us since January 1995. Mr. McSweeney is currently an independent consultant to various aerospace corporations. From 1961 to 1995, Mr. McSweeney served in various management positions for Northrop Grumman, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region. Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State. He holds a Bachelor and Master of Science Degree in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters in Business Management from CW Post College. He also completed the Executive Development Program at the Cornell School of Business and Public Administration.


Board of Directors Compensation

         Currently, directors do not receive cash compensation for serving on our board of directors, although they are reimbursed for the reasonable expenses they incur in attending meetings. Messrs. Paulick and McSweeney, our two non-officer directors, have each received stock options from us. Mr. Paulick received options to purchase 1,667 shares of common stock in each of 1996 and 1998, options to purchase 3,334 in 1997 and options to purchase 5,000 shares of common stock in 1999. Mr. McSweeney received options to purchase 1,667 shares of common stock in 1998 and options to purchase 5,000 shares of common stock in 1999.

Board of Directors Meetings and Information

         Our board of directors held four meetings in 2001 and took action by unanimous written consent in lieu of a meeting on four occasions. We have standing compensation and audit committees. We do not have a nominating committee. No member of our board of directors attended fewer than 75% of the total number of meetings of the board and committees thereof upon which he served during 2001.

Compensation Committee Information

         Our compensation committee is currently comprised of Messrs. Fred, Paulick and McSweeney. The compensation committee held one meeting in 2001 and took action by unanimous written consent in lieu of a meeting on one occasion. The main role of the compensation committee is to review and approve the compensation that we pay to our officers.

Audit Committee Information and Report

         Our audit committee is currently comprised of Messrs. Paulick (Chairman), August and McSweeney. The audit committee held three meetings in 2001.

         Audit Fees

         For the fiscal year ended December 31, 2001, the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of our financial statements included in our quarterly reports totaled $108,665.

         Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. from which it leases auditing staff who are full time, permanent employees of American Express and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler. Goldstein Golub Kessler manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

         Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2001, there were no fees billed for professional services by our independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of our information system or managing our local area network.

         All Other Fees

         For the fiscal year ended December 31, 2001, the aggregate fees billed for all other professional services rendered by our independent auditors totaled $11,992.

         Audit Committee Report

         Two of the three members of the audit committee are "independent directors" and are "financially literate" as defined under the American Stock Exchange listing standards. The current Amex listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Amex's listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

         According to our audit committee's written charter, which was adopted on March 30, 2000, our audit committee's responsibilities include, among other things:

         o reviewing the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect our financial statements;

         o reviewing an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

         o meeting periodically with management to review our major financial risk exposures and the steps management has taken to monitor and control these exposures;

         o reviewing major changes to our auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

         o recommending to the board the appointment of the independent auditor;

         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

         Our audit committee has met and held discussions with management and our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the board of directors include the audited consolidated financial statements in our annual report on Form 10-KSB for the fiscal year ended December 31, 2001.

                  Walter Paulick
                  Arthur August
                  Kenneth McSweeney

Employment Agreements

         During 2001, Arthur August was employed by us as our chairman of the board, president and chief executive officer and Edward J. Fred was employed by us as our executive vice president, chief financial officer and secretary, pursuant to employment agreements which provided Messrs. August and Fred with annual base salaries of $300,000, and $150,000, respectively. Pursuant to his employment agreement, Mr. August was entitled to receive an annual bonus equal to 4% of our net income each of the years he is employed by us. Mr. Fred was entitled to a 2% annual bonus for each of the years he is employed by us.

         On August 14, 2001, each of Messrs. August and Fred executed new employment agreements. Pursuant to the new agreements, Mr. Fred became our president on January 1, 2002 in addition to the other titles he held. Currently, Mr. August serves as our chairman of the board and chief executive officer, and Mr. Fred serves as our president, chief financial officer and secretary. The terms of their employment agreements expire on December 31, 2004. Mr. August's annual base salary is $300,000 until December 31, 2002 and $100,000 from January 1, 2003 until December 31, 2004. Mr. Fred's annual base salary is currently $200,000 and will increase by 8% each January 1st during the contract term. In addition to the base salary, Mr. August will receive a bonus equal to 4% of our consolidated net income for the year ending December 31, 2002; 3% for the year ending December 31, 2003; and 2% for the year ending December 31, 2004. Mr. Fred will receive a bonus equal to 2% of our consolidated net income for the year ending December 31, 2002; 3% for the year ending December 31, 2003; and 4% for the year ending December 31, 2004.

         Mr. August agreed that he would not compete with us during the term of his employment with us and for a period of five-years thereafter. As consideration for his agreement not to compete with us for an extended period of time, we agreed to pay Mr. August, $300,000 in five, equal annual installments of $60,000 each commencing on the date of termination. Mr. Fred agreed not to compete with us during the term of his employment with us and for one year thereafter.

         Each of the Messrs., August and Fred were granted ten-year options to purchase 100,000 shares of our common stock at $1.20 per share pursuant to their new employment agreements.

         Timothy Stone was appointed president of Kolar on July 10, 2000. Pursuant to an employment agreement, which expires on April 30, 2003, Mr. Stone receives an annual salary of $126,000 and increases on May 1, 2002 to $132,300. Mr. Stone is now overseeing the liquidation of Kolar's assets. Mr. Stone's agreement provides that, during the term of employment and for a period of one year thereafter, Mr. Stone will not compete with Kolar.

Executive Compensation

         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2001, 2000 and 1999, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000.


                                                          Long Term Compensation
                                                           Securities Underlying
Name/Position            Year      Salary        Bonus        Options/SARs (#)
-------------            ----      ------        -----    ----------------------

Arthur August,           2001     $303,180       -0-            100,000
Chief Executive          2000     $307,854     $82,000          200,000
Officer                  1999     $313,114     $36,000          115,000

Edward J. Fred,          2001     $139,256       -0-            100,000
President and            2000     $149,728     $59,000          125,000
Chief Financial Officer  1999     $102,595       -0-             60,000

Timothy Stone            2001     $120,016       -0-              -0-
President - Kolar(1)     2000     $103,284       -0-              -0-


(1) Mr. Stone is now overseeing the liquidation of Kolar's assets and is currently not deemed an executive officer of our company.

                        OPTION GRANTS IN LAST FISCAL YEAR

                  Number of       Percent of
                 Securities     Options Granted
                 Underlying     to Employees
                  Options         in Fiscal        Exercise Price     Expiration
                 Granted(#)        Year(1)             ($/SH)           Date
--------------- ------------- ------------------   ----------------- -----------

Arthur August     100,000           44.4%             $1.20             08/11

Edward J. Fred    100,000           44.4%             $1.20            08/11

--------------- ------------- ------------------ ----------------- -------------

(1) We granted a total of 225,000 options to employees in the fiscal year ended December 31, 2001.



               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FYE OPTION VALUES

---------------------------------------------------------------------------------------------------
                                             Number of Unexercised       Value of Unexercised
                                               Options at FYE(#)      In-The-Money Options at FYE
                Shares Acquired     Value          Exercisable/               ($)Exercisable/
Name            on Exercise (#)   Realized       Unexercisable                Unexercisable
---------------------------------------------------------------------------------------------------


Arthur August          -0-           -0-         496,585/1,750                   $38,000/0

Edward J. Fred         -0-           -0-           305,002/0                     $38,000/0

Timothy Stone          -0-           -0-            30,000/0                        -0-


Employee Benefit Plans

         On February 1, 1991, we adopted a Qualified Sick Pay Plan which covers full-time executive officers and managers. The Qualified Sick Pay Plan provides covered employees with income during periods of disability due to sickness or injury and is funded through the purchase of disability income insurance policies.

         On September 11, 1996, we instituted a fully-qualified 401(k) Employee Savings Plan. The plan is totally voluntary and employee contributions to the plan commenced on October 1, 1996. We have the option to make voluntary matching and profit sharing contributions to the account of our employees.

Stock Options

         Performance Equity Plan 2000

         The Performance Equity Plan 2000 authorizes the grant of 830,000 options, of which options to purchase an aggregate of 715,000 shares of common stock have been granted, at exercise prices ranging from $1.20 to $6.35 per share. As of August 9, 2002, options to purchase 115,000 additional shares remain eligible for the grant of options.

         1998 Performance Equity Plan

         The 1998 Performance Equity Plan authorizes the grant of 463,334 options, of which options to purchase an aggregate of 461,002 shares of common stock have been granted, at exercise prices ranging from $2.53 to $6.90 per share. As of August 9, 2002, options to purchase 2,332 additional shares remain eligible for the grant of options.

         1995 Stock Option Plan

         The 1995 Employee Stock Option Plan authorizes the grant of 200,000 options, of which options to purchase an aggregate of 40,667 shares of common stock have been granted, at exercise prices ranging from $2.53 to $8.46 per share. As of August 9, 2002, options to purchase 125,476 additional shares remain eligible for the grant of options.

         1992 Employee Stock Option Plan

         The 1992 Employee Stock Option Plan authorized the grant of 83,334 options, of which options to purchase 41,667 shares are outstanding at exercise prices ranging from $2.59 to $6.27 per share. This plan expired as of April 29, 2002.

         Other Options

         In April 1998, we issued 33,334 warrants to Ladenburg Capital Management Inc. (f/k/a Gaines Berland, Inc.) as compensation for acting as our investment banker, pursuant to a consulting agreement. These warrants entitle the investment banker to purchase 33,334 shares of common stock at an exercise price of $7.50 during the five-year period commencing April 1, 1998, of which options to purchase 6,790 shares of common stock have already been exercised.

         On each of December 31, 1999 and February 1, 2002, we granted to John Aneralla, the step-son of Arthur August, our Chairman, Chief Executive Officer and Director, five year non-plan options to purchase 15,000 and 5,000 shares of our common stock, respectively, as compensation for consulting services provided to us. The exercise prices of the options are $2.53 and $1.65, respectively, the fair market value on the date of grant of the options.

Equity Compensation Plan Information

         The following table sets forth certain information at December 31, 2001 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.


                                                                               Number of  Securities
                            Number of Securities to   Weighted-Average         Remaining Available for Future
                            be Issued upon Exercise   Exercise Price of        Issuance under Equity Compensation
                            of Outstanding Options,   Outstanding   Options,   Plans (excluding securities
Plan Category               Warrants and Rights       Warrants and Rights      reflected in the first column)
-------------               -------------------       -------------------      ----------------------------------

Equity Compensation
Plans Approved by
Security Holders                 1,189,818                $3.28                             422,973

Equity Compensation
Plans Not Approved by
Security Holders                    53,334(1)             $5.55                                   0


(1)      See "Stock Options - Other Options" description above.

Certain Transactions

         In October 2000, we adopted the Greit Plan for the purpose of offering senior management a deferred compensation death benefit plan that would provide a tax-free benefit for senior management and which would be tax-neutral to us. Pursuant to the plan, we made a non-interest bearing loan to Arthur August in the amount of $150,000, which Mr. August used to purchase a Greit Plan. This plan has since been terminated and the surrender value of the Greit Plan has been returned to Mr. August. Mr. August has placed the proceeds from the surrender value in an annuity in our name, which will mature to $150,000 in order to repay the loan made to him. Simultaneously, Mr. August purchased an insurance policy, of which we will be the sole beneficiary, in the amount of $150,000 and agreed to maintain it until the date upon which the annuity matures. Accordingly, the loan to Mr. August will be repaid upon the maturity date of the annuity or upon the death of Mr. August, whichever occurs first.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership of common stock with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all reports they file. Based solely on our copies of forms received or written representations from certain reporting persons that no Form 5's were required for those persons, we believe that, during the fiscal year ended December 31, 2001, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with, except that Steven Bronson, a stockholder who previously owned greater than ten percent of our outstanding common stock, filed one Form 4 late, which Form 4 reported five transactions. Mr. Bronson currently owns less than five percent of our outstanding common stock.

                             INDEPENDENT ACCOUNTANTS

         The board of directors has selected the independent accounting firm of Goldstein Golub Kessler LLP as our auditors for the year ending December 31, 2002. A representative of Goldstein Golub Kessler LLP, our auditors for the year ended December 31, 2001, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

                           2003 SHAREHOLDER PROPOSALS

         Our by-laws provide that no shareholder nomination for our board of directors or proposal on any other matter may be brought before the shareholders without providing our secretary at least 120 days prior written notice, based upon the date that our proxy statement was released to shareholders in connection with the previous year's annual meeting. Therefore, in order for shareholder proposals for next year's annual meeting of shareholders to be eligible for inclusion in our proxy statement, they must be received by our secretary at our principal office in Edgewood, New York not later than April 14, 2003. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our annual meeting of shareholders with respect to any proposal presented by a shareholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we receive notice of the proposal at our principal office in Edgewood, New York, no later than June 27, 2003.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of our directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

                                  OTHER MATTERS

         The board of directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.


                                                   Edward J. Fred, Secretary


Edgewood, New York
August 12, 2002

                        CPI AEROSTRUCTURES, INC. - PROXY
                       Solicited By The Board Of Directors
              for Annual Meeting To Be Held on September 18, 2002,

                  The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a
P New York corporation ("Company"), hereby appoints Arthur August and Edward J. Fred, or either of them, with full power of substitution and
R to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned
O at the Annual Meeting to be held on September 18, 2002 and at all adjournments thereof. This proxy will be voted in accordance with the
X instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals: .
Y
         1.       Election of the following Director:     Kenneth McSweeney

                  FOR the nominee  |_|        WITHHOLD AUTHORITY
                                                to vote for the nominee |_|

         2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                  FOR   |_|            AGAINST  |_|            ABSTAIN  |_|

         |_|      I plan on attending the Annual Meeting.

                                     Date:                           , 2002
                                          ---------------------------

                                    ---------------------------------------
                                    Signature

                                    ---------------------------------------
                                    Signature if held jointly

                                    Please sign exactly as name appears above.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.